UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 12, 2010

Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)

214-631-1166

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 12, 2010, Silverleaf Resorts, Inc. (the “Registrant”) extended its receivables-based credit facility through its wholly-owned and fully consolidated special purpose finance subsidiary Silverleaf Finance IV, LLC ("SF-IV"), a Delaware limited liability company.  The initial maximum commitment amount of the variable funding note (“VFN”) has been set at $106 million, which commitment amount decreases to $100 million effective on June 30, 2010.  The scheduled funding period under the VFN issued by SF-IV to UBS Real Estate Securities, Inc. (“UBS”) initially ended in September 2009, but has now been reinstated and extended to February 2011.  The final scheduled settlement date for the VFN has also been extended from September 2011 to February 2013.  The interest rate on advances to SF-IV under the VFN was increased from Prime to LIBOR plus 5.00%.  The scheduled funding termination date and the final scheduled settlement date will revert back to their original dates of September 2009 and September 2011, respectively, on June 30, 2010, unless by that date either (i) the Registrant, or one of its affiliates has repurchased at least 90% of the receivables held as collateral for the VFN from the proceeds of a new securitization transaction, or (ii) the Registrant has obtained an updated rating of the VFN by Moody’s or Standard & Poor’s rating service of Baa2 or BBB.

The VFN is secured by customer notes receivable sold by the Registrant to SF-IV.  Proceeds to the Registrant from the sale of additional receivables to SF-IV will be used by the Registrant to fund normal business operations and for general working capital purposes.  The VFN was issued pursuant to the terms and conditions of an indenture among SF-IV, UBS and Wells Fargo Bank, National Association, as trustee (the “Trustee”), which was amended by a Third Supplement to Indenture dated as of February 12, 2010.  The Registrant will continue to service the receivables sold to SF-IV under the terms of the Amended and Restated Sale and Servicing Agreement, which was also amended as of February 12, 2010, by and among the Registrant, SF-IV and Wells Fargo Bank, National Association, as Backup Servicer, Trustee and Account Intermediary.  As of February 12, 2010, the outstanding principal balance due under the VFN was $106.3 million.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance-Sheet Arrangement of Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

In connection with the matters described in Items 1.01 and 2.03 above, the Registrant issued a press release on February 16, 2010.  The information in this item (including Exhibit 99.1) and the exhibit referenced as Exhibit 99.1 in Item 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor will such information or exhibit be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description of Exhibit

*10.1	Second Amendment to Amended and Restated Sale and Servicing Agreement dated as of February 12, 2010 among the Registrant, SF-IV and the Trustee.
*10.2	Third Supplement to Indenture dated as of February 12, 2010 by and among SF-IV, the Trustee and UBS.
*99.1	Press Release issued by the Registrant on February 16, 2010 announcing amendment and extension of Receivables-Based Credit Facility with UBS.
________________
* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	February 17, 2010	SILVERLEAF RESORTS, INC.

		By:	/S/ HARRY J. WHITE, JR.
		Name:	Harry J. White, Jr.
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

*10.1	Second Amendment to Amended and Restated Sale and Servicing Agreement dated as of February 12, 2010 among the Registrant, SF-IV and the Trustee.
*10.2	Third Supplement to Indenture dated as of February 12, 2010 by and among SF-IV, the Trustee and UBS.
*99.1	Press Release issued by the Registrant on February 16, 2010 announcing amendment and extension of Receivables-Based Credit Facility with UBS.
________________
* filed herewith